UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  March 30, 2005



                       PowerHouse Technologies Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                 333-5278-NY              94-3334052
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  (State or Other Jurisdiction       (Commission          (I.R.S.  Employer
        of Incorporation)            File Number)         Identification No.)



555 Twin Dolphin Drive, Suite 650, Redwood City, California      94065
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         (Address of Principal Executive Offices)             (Zip Code)



Registrant's telephone number, including area code:           (650) 232-2603
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
            ------------------------------------------

      On March 30, 2005, PowerHouse Technologies Group, Inc. (the "Company") entered into a three-year development agreement (the "Agreement") with M-Systems Flash Disk Pioneers Ltd., an Israeli company ("M-Systems"). Pursuant to the Agreement, the Company granted to M-Systems and its affiliates a worldwide, transferable license to use and distribute the Company's Migo products, and to use related trademarks, as an integrated part of M-Systems' USB drive product lines. The Company's Migo products will be offered to M-Systems customers with either (i) limited functionality or (ii) full functionality for a period of 45 days, after which the end-user may purchase a license directly from the Company to continue full functionality or otherwise retain limited functionality. If a M-Systems customer purchases a M-Systems product that has integrated a limited functioning Migo product, the Company will receive a fixed amount of cash per unit sold. If a M-Systems customer purchases a M-Systems product that has integrated a fully functioning Migo product from the Company, M-Systems will receive a fixed percentage of fees per unit sold.

      The Company is obligated to develop software applications to bundle its Migo products with M-Systems USB Drives and the Company agreed to provide first level support for its Migo products to M-Systems and M-Systems' customers and end-users. The Company is also prohibited from (i) providing any other party or their customers with services or applications for USB Drives that are provided to M-Systems under the Agreement, and (ii) bundling its Migo products with any USB Drive other than M-Systems's USB Drive.

      A copy of the Agreement will be filed with the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2005.

ITEM 8.01   OTHER EVENTS
            ------------

      On April 6, 2005, the Company issued a press release announcing the agreement allowing M-Systems to offer its customers the ability to bundle the Company's Migo software applications on M-Systems' different product lines.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (c)   Exhibits.

            99.1  -  Press Release, dated April 6, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the authorized undersigned.

Date:  April 11, 2005                  POWERHOUSE TECHNOLOGIES GROUP, INC.


                                       By:   /s/ Jay Elliot
                                          ------------------------------------
                                          Name:  Jay Elliot
                                          Title: Chief Executive Officer

                                  EXHIBIT INDEX
                                -------------


99.1 - Press Release, dated April 6, 2005.